                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             October 9, 2002



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




      COMMONWEALTH OF PUERTO RICO               NO. 0-13818    NO. 66-0416582
----------------------------------------------  -----------  ------------------
(State or other jurisdiction of incorporation)  (Commission   (IRS Employer
                                                File Number) Identification No.)



                       209 MUNOZ RIVERA AVENUE
                         HATO REY, PUERTO RICO              00918
                       ------------------------           ----------
               (Address of principal executive offices)   (Zip Code)



   Registrant's telephone number, including area code:   (787) 765-9800



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 9, 2002, Popular, Inc.(the "Corporation") announced in a news release its operational results for the quarter and nine-month period ended September 30, 2002. A copy of the Corporation's release, dated October 9, 2002, is attached hereto as Exhibit 99(a) and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits

         99(a) News release, dated October 9, 2002, announcing the Corporation's consolidated earnings for the quarter and nine-month period ended September 30, 2002.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    POPULAR, INC.
                                                  ------------------
                                                     (Registrant)






Date:  October 10, 2002                    By:    S/Amilcar L. Jordan
       ----------------                          -----------------------
                                           Name: Amilcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller

                                  EXHIBIT INDEX



Exhibit Number                 Description
--------------                 -----------

99(a)             News release, dated October 9, 2002